Janus Henderson Overseas Fund
Schedule of Investments (unaudited)
December 31, 2024

	Shares or Principal Amounts	Value
Common Stocks – 97.7%
Aerospace & Defense – 3.7%
BAE Systems PLC	8,191,549	$117,497,650
Automobiles – 4.0%
BYD Co Ltd	1,021,500	34,831,441
Toyota Motor Corp	4,837,400	95,365,181
		130,196,622
Banks – 17.9%
Banca Monte dei Paschi di Siena SpA	5,850,198	41,213,547
BNP Paribas SA	1,261,554	77,250,965
Erste Group Bank AG	1,974,869	122,001,328
HDFC Bank Ltd	5,288,849	109,405,025
Natwest Group PLC	16,608,903	83,585,702
Resona Holdings Inc	13,187,400	95,973,908
UniCredit SpA	1,146,968	45,785,540
		575,216,015
Beverages – 3.9%
Davide Campari-Milano NV#	7,723,239	48,490,899
Heineken NV	1,100,200	78,107,869
		126,598,768
Biotechnology – 4.6%
Argenx SE (ADR)*	87,389	53,744,235
Ascendis Pharma A/S (ADR)*	161,357	22,214,018
Zai Lab Ltd (ADR)*	2,766,190	72,446,516
		148,404,769
Chemicals – 1.9%
Shin-Etsu Chemical Co Ltd	1,838,900	60,817,915
Commercial Services & Supplies – 1.8%
Rentokil Initial PLC	11,790,244	58,561,588
Diversified Telecommunication Services – 2.8%
Deutsche Telekom AG	3,032,718	90,747,585
Electronic Equipment, Instruments & Components – 2.6%
Hexagon AB - Class B	8,816,570	83,695,182
Entertainment – 5.1%
Liberty Media Corp-Liberty Formula One - Series C*	1,378,607	127,741,725
Spotify Technology SA*	78,574	35,152,436
		162,894,161
Hotels, Restaurants & Leisure – 2.7%
Entain PLC	6,161,344	52,761,147
Trip.com Group Ltd (ADR)*	474,129	32,553,697
		85,314,844
Industrial Real Estate Investment Trusts (REITs) – 1.8%
Segro PLC	6,702,707	58,812,263
Information Technology Services – 1.6%
Fujitsu Ltd	2,847,300	50,017,228
Insurance – 6.2%
AIA Group Ltd	12,290,000	88,907,862
Dai-ichi Life Holdings Inc	4,181,900	111,101,384
		200,009,246
Life Sciences Tools & Services – 2.0%
ICON PLC*	302,605	63,459,295
Machinery – 1.1%
Alstom SA*,#	1,556,469	34,762,306
Metals & Mining – 3.2%
Teck Resources Ltd	2,552,419	103,496,124
Oil, Gas & Consumable Fuels – 4.1%
Canadian Natural Resources Ltd	2,736,449	84,474,181
TotalEnergies SE	843,482	46,864,613
		131,338,794
Personal Products – 1.8%
Unilever PLC	1,048,181	59,351,870
Pharmaceuticals – 5.9%
AstraZeneca PLC	681,284	88,672,045
Sanofi	1,038,637	100,425,685
		189,097,730

	Shares or Principal Amounts	Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 11.8%
ASML Holding NV	126,576	$89,005,831
Disco Corp	121,100	32,690,447
Taiwan Semiconductor Manufacturing Co Ltd	7,843,000	256,128,841
		377,825,119
Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co Ltd	1,185,390	42,789,219
Textiles, Apparel & Luxury Goods – 4.7%
LVMH Moet Hennessy Louis Vuitton SE	93,409	61,070,336
Samsonite International SAž	32,130,929	89,366,480
		150,436,816
Wireless Telecommunication Services – 1.2%
SoftBank Group Corp	698,200	40,112,573
Total Common Stocks (cost $2,718,233,091)		3,141,453,682
Preferred Stocks – 1.5%
Automobiles – 1.5%
Dr Ing hc F Porsche AGž (cost $75,455,766)	814,367	49,253,585
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 4.4352%ºº,£ (cost $20,854,167)	20,849,996	20,854,167
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Investment Companies – 0.7%
Janus Henderson Cash Collateral Fund LLC, 4.3732%ºº,£	23,961,559	23,961,559
Time Deposits – 0.2%
Royal Bank of Canada, 4.3100%, 1/2/25	$5,990,390	5,990,390
Total Investments Purchased with Cash Collateral from Securities Lending (cost $29,951,949)		29,951,949
Total Investments (total cost $2,844,494,973) – 100.8%		3,241,513,383
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(26,429,713)
Net Assets – 100%		$3,215,083,670

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United Kingdom	$519,242,265	16.0%
Japan	486,078,636	15.0
France	320,373,905	9.9
Taiwan	256,128,841	7.9
Canada	187,970,305	5.8
United States	178,547,841	5.5
Hong Kong	178,274,342	5.5
Netherlands	167,113,700	5.1
Germany	140,001,170	4.3
China	139,831,654	4.3
Italy	135,489,986	4.2
Austria	122,001,328	3.8
Sweden	118,847,618	3.7
India	109,405,025	3.4
Ireland	63,459,295	1.9
Belgium	53,744,235	1.7
South Korea	42,789,219	1.3
Denmark	22,214,018	0.7
Total	$3,241,513,383	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 9/30/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/24	Ending Shares	Dividend Income
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 4.4352%ºº
	$81,546,138	$155,346,117	$(216,038,088)	$(953)	$953	$20,854,167	20,849,996	$708,342
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.7%
Janus Henderson Cash Collateral Fund LLC, 4.3732%ºº
	10,674,137	26,283,394	(12,995,972)	-	-	23,961,559	23,961,559	22,547 ∆
Total Affiliated Investments - 1.4%
	$92,220,275	$181,629,511	$(229,034,060)	$(953)	$953	$44,815,726	44,811,555	$730,889

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount		Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)
UBS AG, London Branch:
Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/15/25	27,200,730	EUR	$633,195

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2024
Total return swaps:
Average notional amount	$8,369,455

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2024 is $138,620,065, which represents 4.3% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2024.
#	Loaned security; a portion of the security is on loan at December 31, 2024.
£
The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2024.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Biotechnology	$148,404,769	$-	$-
Entertainment	162,894,161	-	-
Hotels, Restaurants & Leisure	32,553,697	52,761,147	-
Life Sciences Tools & Services	63,459,295	-	-
Metals & Mining	103,496,124	-	-
Oil, Gas & Consumable Fuels	84,474,181	46,864,613	-
All Other	-	2,446,545,695	-
Preferred Stocks	-	49,253,585	-
Investment Companies	-	20,854,167	-
Investments Purchased with Cash Collateral from Securities Lending	-	29,951,949	-
Total Investments in Securities	$595,282,227	$2,646,231,156	$-
Other Financial Instruments(a):
OTC Swaps	-	633,195	-
Total Assets	$595,282,227	$2,646,864,351	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2024 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-25-70246 02-25